          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                   Exhibit 10.71

                     DISTRIBUTION AND DEVELOPMENT AGREEMENT

          THIS AGREEMENT (this "Agreement") is made and entered into as of November 15, 2000 (the "Effective Date") by and between STENTOR, INC., a Delaware corporation ("Stentor") and IDX SYSTEMS CORPORATION, a Vermont corporation ("IDX").

                               W I T N E S S E T H

          WHEREAS, Stentor is in the business of developing and marketing products and services to automate the viewing and archiving of medical images; and

          WHEREAS, IDX, through its Radiology and Imaging Systems Division, has developed products and services to automate the management of radiology practices and departments; and

          WHEREAS, IDX and Stentor desire to develop integration between their current products and services and certain future products and services to be developed by Stentor and IDX to create a comprehensive, state-of-the-art medical image management system, initially applicable to radiology practices, but possibly extended to cardiology, pathology, opthamology, orthopedics, emergency departments and other similar practices that could make use of the system;

          NOW, THEREFORE, in consideration of these premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.        DEFINITIONS

          Capitalized terms used in this Agreement, unless otherwise defined in this Agreement, shall have the meanings ascribed to them on Schedule 1 attached hereto.

2.        TERM AND TERMINATION

          2.1 Term. This Agreement shall be in effect for an initial term of five (5) years (the "Initial Term") and shall automatically renew for additional, successive two (2) year terms unless earlier terminated by either of IDX or Stentor by giving written notice of such party's election not to renew this Agreement not later than one (1) year prior to the expiration of the Initial Term or six (6) months prior to the expiration of any then current successive term.

          2.2 Termination. Notwithstanding the provisions of Section 2.1, this Agreement may be terminated:

               2.2.1 by Stentor if IDX shall have defaulted under or breached any material term of this Agreement and shall not have cured such breach within one hundred twenty (120) days after receiving written notice from Stentor specifying the nature of such default or breach; or

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               2.2.2   by IDX if Stentor shall have defaulted under or breached
                       any material term of this Agreement and shall not have cured such breach within one hundred twenty (120) days after receiving written notice from IDX specifying the nature of such default or breach; or

               2.2.3 by either party upon receipt of a notice from the other party that such other party requires a composition or other similar arrangement with creditors, files for bankruptcy or is declared bankrupt.

          2.3  Termination of Restrictions.

               2.3.1 Stentor may elect to terminate Section 6.1.1, as its sole and exclusive remedy in lieu of any damages under this Agreement, if:

                       2.3.1.1 a Material Adverse Change occurs with respect to IDX; or

                       2.3.1.2 IDX fails, for any two (2) consecutive calendar years, to meet the minimum sales goals of sales of the MIMS System to IDXrad Customers or LastWord Customers set forth in Exhibit C and as may be agreed to and set forth in the Marketing Plan.

               2.3.2 If IDX fails after March 31, 2002, to meet the mutually agreed to goals of sales of the MIMS System to IDXrad Customers for a calendar quarter as set forth in the Marketing Plan and does not cure such failure by the end of the next calendar quarter by licensing a MIMS System to that number of IDXrad Customers equal to the sum of the number of IDXrad Customers by which IDX missed the goal plus the goal for the subsequent calendar quarter, then Stentor may elect to terminate Section 6.1.1(ii), as its sole and exclusive remedy in lieu of any damages under this Agreement

               2.3.3 If any of [**] is acquired, becomes Controlled by, obtains Control of, or becomes under common Control with a Person that is or becomes authorized to be a distributor of the MIMS System by Stentor as permitted under this Agreement, and such company demonstrates its intention to permanently cease doing business under or market its products under a name or mark similar to "[**]", as applicable, then Stentor may terminate Section 6.1.1(ii) only with respect to [**], as applicable.

               2.3.4 IDX may elect to terminate Section 6.1.2, as its sole and exclusive remedy in lieu of any damages under this Agreement, if:

                       2.3.4.1 a Material Adverse Change occurs with respect to Stentor; or

                       2.3.4.2 IDX fails, for any two (2) consecutive calendar years, to meet the minimum sales goals of sales of the MIMS System to IDXrad Customers or LastWord Customers set forth in the Exhibit C and as may be agreed to and set forth in the Marketing Plan.

November 15, 2000

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          2.4  Change of Control. If Stentor shall sell all or substantially all of its assets or IDX shall sell all or substantially all of the assets of its Radiology Information Systems Division business, then upon the election of the other party, the party selling its assets shall be obligated to assign this Agreement to the successor to its assets and to cause such successor to assume its performance under this Agreement. Regardless of whether this Agreement is assigned, the party not selling its assets may elect to terminate the Agreement upon not less than eighteen (18) months prior written notice.

          2.5 Effect of Termination; Survival. In the event that this Agreement is validly terminated as provided herein, then each of the parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination, except for their respective obligations to provide support services to existing customers under Section 8.1, and such termination shall be without liability to the terminating party; provided, however, that the obligations of the parties set forth in Sections 8.1, 9.1, 9.2, 10.1 - 10.21 hereof shall survive any such termination and shall be enforceable hereunder; provided, further, however, that nothing in this Section 2.5 shall relieve Stentor or IDX of any liability for a breach of this Agreement. Furthermore, termination of this Agreement shall not affect i) any license or subscription rights granted by either party prior to such termination or ii) a party's right to continue providing services pursuant to customer agreements entered into prior to such termination, provided, however, that each party shall continue to make payments pursuant to Section 7.

          2.6 Intellectual Property. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the "Code"), licenses to rights to "intellectual property" as defined in the Code. A party receiving such rights under this Agreement shall retain and may fully exercise all of its rights and elections under the Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a party under the Code, the other party shall be entitled to retain all of its rights under this Agreement.

3.        OPERATIONAL MANAGEMENT

          Stentor and IDX shall each appoint an executive with the title of vice president or higher to oversee performance under this Agreement. These two executives shall meet not less frequently than once each calendar quarter during the Initial Term (and more frequently as needed) and shall produce not later than five (5) business days after the end of each such calendar quarter a written report to the boards of directors of IDX and Stentor setting forth in detail:

          3.1 the accomplishments of Stentor and IDX during the preceding calendar quarter in performing this Agreement;

          3.2 plans for managing the relationship between IDX and Stentor during the next calendar quarter;

November 15, 2000

          3.3  any items of dispute or disagreement between IDX and Stentor;

          3.4 plans for resolving any dispute or disagreement between IDX and Stentor;

          3.5 any changes proposed to be made to the Marketing Plan or Development Plan; and

          3.6  such other items as may be deemed appropriate by such executives.

4.        PRODUCT DEVELOPMENT

          4.1  Product Development.

               4.1.1 Development of the MIMS System. It is the goal of this Agreement that the parties shall use their commercially reasonable efforts to develop a comprehensive, state-of-the-art medical image management system for radiology practices and departments with functionality and features substantially equivalent or superior to any competitive medical image management system available during the term of this Agreement. To accomplish that goal, Stentor and IDX shall carry out their obligations to develop the MIMS System pursuant to the Development Plan. A party's material failure to deliver a minimum development requirement (as set forth on Exhibit A) by a milestone set forth in the Development Plan shall constitute a material breach of this Agreement.

               4.1.2 Joint Testing. The parties shall cooperate to jointly test any software used in connection with the MIMS System to ensure the functionality of such software prior to distribution thereof to any customer.

               4.1.3 Development Plan. Within thirty (30) days of the Effective Date, IDX and Stentor shall mutually develop the Development Plan, which shall contain minimum development requirements described on the Development Plan Outline, attached hereto as Exhibit A. IDX and Stentor shall update the Development Plan every calendar quarter during the term of this Agreement unless earlier updated as necessary to maintain the commercial reasonableness thereof. The Development Plan, as updated from time to time, shall describe activities and responsibilities for one-year periods initially commencing on the Effective Date. Not later than three
                       (3) months prior to the expiration of the initial one-year term of the Development Plan, and thereafter not later than three (3) months prior to the expiration of each successive one-year period, the parties shall commence work on a revised Development Plan for the following one-year period. The Development Plan, as updated from time to time, including updating of the minimum development requirements, shall be executed by the parties and shall become subject to this Agreement. Should the parties have failed to agree upon and execute a revised or updated Development Plan at the time of the expiration of the then current

November 15, 2000

                       Development Plan, the parties shall continue to perform under the terms of the then current Development Plan until such time as the parties shall agree upon a revised Development Plan. Notwithstanding anything contained herein or in any Development Plan to the contrary, at all times during the Term, Stentor shall continue to fund the development and support of the iSite Viewer, iDiagnostic Viewer and iVault products as provided in the Development Plan as initially adopted, and IDX shall continue to develop and support Imaging Suite, ConnectR, and the Imaging Suite Lite Version as provided in the Development Plan as initially adopted.

               4.1.4 Early Releases and Testing. IDX and Stentor shall deliver to each other for testing, development and integration purposes only, copies of the earliest test releases of all development deliverables provided for in the Development Plan prior to delivery thereof to any other customers or Distribution Partners.

               4.1.5 Demonstration Products. Each party shall develop demonstration versions of its products for use in selling its products to the other party's customers and prospects.

               4.1.6 Resolution of Programming Errors. Stentor shall be responsible for correcting all programming errors in Stentor Products, and IDX shall be responsible for correcting all programming errors in IDX Products. The Development Plan shall designate Stentor and IDX personnel to coordinate the resolution of any programming errors. To accomplish this goal, Stentor and IDX agree to resolve programming errors as follows:

                       Category 1 Programming Error: A Category 1 Programming Error is an error that causes the software to fail to operate. If a category 1 programming error occurs in the MIMS System software, IDX and Stentor agree to conduct a conference call in an effort to resolve the error as soon as possible but no later than one business day.

                       Category 2 Programming Error: A Category 2 Programming Error is an error that substantially affects the proper operation of the main functions of the MIMS System software but does not cause the software to fail to operate. If a Category 2 Programming Error occurs, IDX and Stentor agree to conduct a conference call in an effort to resolve the error as soon as possible but no later than one week.

                       Category 3 Programming Error: A Category 3 Programming Error causes the software to function incorrectly under a particular set of circumstances, although the error does not substantially affect the proper operation of the main functions of the MIMS System. If a Category 3 Programming error occurs, the party responsible for the programming

November 15, 2000
                       error agrees to eliminate the programming error in the next software update of the MIMS System.

5.        LICENSES AND OWNERSHIP

          5.1 Ownership; In General. Except for the rights expressly granted herein to Stentor, IDX reserves and retains all right, title and interest (including without limitation patents, trade secrets and copyrights) in the IDX Products, and all customizations, additions, modifications, changes, enhancements, improvements, and derivative works thereof made by IDX or on behalf of IDX, and all rights therein and copies thereof. Except for the rights expressly granted herein to IDX, Stentor reserves and retains all right, title and interest (including without limitation patents, trade secrets and copyrights) in the Stentor Products, and all customizations, additions, modifications, changes, enhancements, improvements, and derivative works thereof made by Stentor, or on behalf of Stentor, and all rights therein and copies thereof

          5.2 Ownership to works created under the Development Plan. Any Intellectual Property developed by Stentor and any derivative works of Stentor Products, whether developed by Stentor, IDX or a contractor of either party, pursuant to the Development Plan shall be owned by Stentor. Any Intellectual Property developed by IDX and any derivative works of IDX Products, whether developed by Stentor, IDX or a contractor of either party, pursuant to the Development Plan shall be owned by IDX. Any Intellectual Property jointly developed by IDX and Stentor pursuant to the Development Plan shall be jointly owned by IDX and Stentor and each of IDX and Stentor shall be free to use such Intellectual Property without interference from the other party and without any obligation to pay any royalties or account for any profits, except as otherwise provided for in this Agreement. Notwithstanding the foregoing, the parties shall jointly own any and all patent rights to any work created pursuant to the Development Plan that combines at least one component of the IDX Products and one component of the Stentor Products and shall cooperate in the filing of any application(s) related to such rights, including, without limitation, the choice of counsel to prosecute such application(s). Nothing in this Agreement shall require either party to create any Intellectual Property not a part of the MIMS System. If either party creates any Intellectual Property that is not a part of the MIMS System, but may be used in connection with the MIMS System without the material assistance of the other party, the creating party shall own any and all patent rights to the combination of such Intellectual Property and the MIMS System, and such patent rights shall not be licensed to the other party under this Agreement except by written amendment hereto executed by both parties; provided that each party hereby agrees that if it offers to license the right to resell or sublicense any such Intellectual Property and the patent rights, if any, thereto, to any Person, it shall offer to license the right to resell or sublicense such Intellectual Property and patent rights, if any, to the other party on the most favorable terms offered to any other Person.

November 15, 2000

          5.3  IDX Products.

               5.3.1 IDX hereby grants to Stentor a non-exclusive, non-transferable (except as provided in Sections 2.4 and 10.14) term license to market and sublicense, and in connection therewith to sell, offer for sale, copy, use, distribute, perform, display, modify, make derivative works of and Merge, the IDX Products, in whole or in part, only as they may be Merged into the MIMS System, and only to Persons that are not Stentor License Exclusion Customers. Stentor License Exclusion Customers include all IDXrad Customers and LastWord Customers except: (i) any IDXrad Customer or LastWord Customer that is a Pre-existing Stentor Customer; (ii) any IDXrad Customer or LastWord Customer that does not use IDXrad or LastWord as their primary radiology information system or primary clinical information system, respectively; and
                       (iii) any IDXrad Customer or LastWord Customer that becomes a Stentor Customer prior to becoming an IDXrad Customer or LastWord Customer. Notwithstanding the limited scope of this license, Stentor may communicate with, and demonstrate, perform and display the MIMS System to, Stentor License Exclusion Customers to make them aware of the availability of the MIMS System from IDX and to provide information to Stentor License Exclusion Customers regarding the MIMS System. Stentor License Exclusion Customers that exist as of the Effective Date are listed on the initial Stentor License Exclusion Customer List, attached hereto as Exhibit B. IDX shall provide an updated Stentor License Exclusion Customer List to Stentor within fifteen (15) days of the end of each calendar quarter. If the parties determine that any customers not listed on the initial Stentor License Exclusion Customer List meet the definition of a Stentor License Exclusion Customer, then any such customers shall be added to the Stentor License Exclusion Customer List, or if the parties determine that any customers listed on the initial Stentor License Exclusion Customer List do not meet the definition of a Stentor License Exclusion Customer, then any such customers shall be removed from the Stentor License Exclusion List.

               5.3.2 IDX also hereby grants to Stentor a non-exclusive, non-transferable (except as provided in Sections 2.4 and 10.14) term license to sublicense one or more Distribution Partners to market and sublicense, and in connection therewith to sell, offer for sale, copy, use, distribute, perform, and display, the IDX Products, in whole or in part, only as they may be Merged into the MIMS System, to any Person, including Stentor License Exclusion Customers.

          5.4 Stentor Products. Stentor hereby grants to IDX a non-exclusive, non-transferable (except as provided in Sections 2.4 and 10.14) term license to market and sublicense (including through one or more Distribution Partners acceptable to Stentor), and in connection therewith to sell, offer for sale, copy, use, distribute,

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                                        7
               perform, display, modify, make derivative works of and Merge, the Stentor Products, in whole or in part, only as they may be Merged into the MIMS System. From the Effective Date until December 31, 2001, Stentor's license granted to IDX in Section 5.4 only extends to IDXrad Customers and LastWord Customers. IDXrad Customers and LastWord Customers that exist as of the Effective Date are listed on the initial IDXrad and LastWord Customer List, attached hereto as Exhibit B. Any Person that becomes an IDXrad Customer or LastWord Customer during the Term shall be added to the IDXrad and LastWord Customer List. After December 31, 2001, Stentor's license granted to IDX in Section 5.4 extends to any Person. IDX shall provide an updated IDXrad and LastWord Customer List to Stentor within fifteen (15) days of the end of each calendar quarter. If the parties determine that any customers listed on the initial IDXrad and LastWord Customer List fail to meet the definition of an IDXrad Customer or LastWord Customer, then such customers shall be removed from the IDXrad and LastWord Customer List, or if any customers not listed on the initial IDXrad and LastWord Customer List do meet the definition of an IDXrad Customer or LastWord Customer, then such customers shall be added to the IDXrad and LastWord Customer List.

          5.5 Territory. This Agreement and the licenses granted hereunder shall apply to the parties only in the [**] (the "Territory"); provided that, notwithstanding any restriction to the contrary in this Agreement, Stentor may enter into an Agreement with another Person to Provide a medical imaging management system for radiology practices and departments (that is not the MIMS System) in the [**] if (i) it is necessary for Stentor to do so in order for Stentor to enter into an agreement encompassing other [**] countries that are not at that time included in the Territory and
               (ii) Stentor offers IDX the same terms offered any other Person in the [**] if such terms are more favorable than the terms offered hereunder. Neither party may distribute or sell the MIMS System in any country not included in the Territory without the written consent of the other, which shall not be unreasonably withheld. If a party desires to extend the Territory to another country, it shall give the other party written notice of its request to do so. The party requested to extend the Territory to another country shall have one month from the date of its receipt of such written notice to elect to extend its performance and six months from such election to implement any development or business requirements necessary to extend its performance under this Agreement to such country. If a party withholds its consent, then the other party may enter into an agreement with any other Person with respect to the development and distribution and sale of a system similar to the MIMS System in such country; provided that this Agreement shall remain in full force and effect in the Territory.

          5.6  Expansion of Licenses.

               5.6.1 If Stentor notifies IDX that a Stentor License Exclusion Customer is interested in licensing a MIMS System, but not from IDX, then a representative of Stentor's senior management who is at least a Vice

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                                        8

                       President and a representative of IDX's senior management who is at least a Vice President shall jointly contact that Stentor License Exclusion Customer in regard to licensing a MIMS System. If the Stentor License Exclusion Customer does not express an interest in licensing a MIMS System from IDX within thirty (30) days of such joint contact, as determined by a subsequent joint contact by the Stentor and IDX representatives, then such customer shall not be considered an Stentor License Exclusion Customer for purposes of the limitation on the license granted to Stentor in Section 5.3.1 of this Agreement.

               5.6.2 If at the end of any calendar year the number of IDXrad Customers that became IDXrad Customers in that year that have also licensed a MIMS System is less than [**] percent ([**] %) of the total number of IDXrad Customers that became IDXrad Customers in that year, then the new IDXrad Customers that have not also licensed a MIMS System shall not be considered Stentor License Exclusion Customers for purposes of the limitation on the license granted to Stentor in Section 5.3.1 of this Agreement.

               5.6.3 If, prior to December 31, 2001, IDX notifies Stentor that a Person that is neither an IDXrad Customer or LastWord Customer is interested in licensing a MIMS System, but not from Stentor, then a representative of Stentor's senior management who is at least a Vice President and a representative of IDX's senior management who is at least a Vice President shall jointly contact that prospect in regard to licensing a MIMS System. If the prospect does not express an interest in licensing a MIMS System from Stentor within thirty (30) days of such joint contact, as determined by a subsequent joint contact by the Stentor and IDX representatives, then the license granted to IDX pursuant to Section 5.4 shall extend to such prospect

6.       MARKETING OF THE MIMS SYSTEM

          6.1  Certain Restrictions on Marketing Rights.


               6.1.1 Restrictions on Stentor. Stentor shall not (i) Provide to any Person located in the Territory a medical imaging management system for radiology practices or departments other than the MIMS System; or (ii) authorize or license [**], or the successor of any of them, to Provide the MIMS System or the Stentor Products in the Territory. If in a particular instance, the use of ConnectR in the MIMS System as a means to provide data exchange between the MIMS System and a non-IDX system would be technologically impractical, then Stentor may modify the MIMS System in such instance to use a component other than ConnectR as a means to provide such data exchange. The restriction set forth in this Section 6.1.1(i) shall not apply to (a) Stentor's sale or license of the

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                                        9

                       Stentor Component Technology to the extent that the Stentor Component Technology is not used in a medical imaging management system that includes substantially similar functionality to the MIMS System or (b) Stentor's sale or license to non-IDXrad Customers and non-LastWord Customers of a version of iSite that contains only the workflow, worklist and API functionality of the current iSite version 1.1.1 offering (i.e. it shall contain no third party vendor workflow or reconciliation built into iSite), and that cannot be used by a third party to build functionality competitive to the MIMS System other than the functionality substantially similar to that contained in the current iSite version 1.1.1.

               6.1.2 Restrictions on IDX. IDX shall not (i) Provide to any Person located in the Territory a medical imaging management system for radiology practices or departments other than the MIMS System, except that this restriction shall not prohibit IDX from cooperating with any Person that Provides products and services similar to the Stentor Products for the purpose of deploying such products and services to implement a medical imaging management system, on a case-by-case basis to any IDXrad Customer or LastWord Customer, including without limitation by development of data exchange or interfaces, if such IDXrad Customer or LastWord Customer requests IDX to do so; (ii) Provide Imaging Suite to any Person in the Territory except (A) IDXrad Customers or LastWord Customers and (B) IDX Customers other than IDXrad Customers and LastWord Customers to enable other IDX products to distribute medical images, if only a subset of the components of Imaging Suite is used and the subset of components operates as a background service, such that there is no display of the Imaging Suite brand to the customer; or (iii) market the MIMS System except through IDX's RISD sales organization or with the active involvement of a member of IDX's RISD sales organization in any creation of a sales quote, configuration, or sales demonstration.

               6.1.3 Imaging Suite Workflow Engine. The restrictions contained in Section 6.1.2 shall not apply to the "workflow engine" component of the Imaging Suite when used or licensed by IDX separate from the other components of Imaging Suite as Merged with any other IDX application and without the display of the Imaging Suite brand.

          6.2  Marketing Plan; Joint Marketing Duties.

               6.2.1 Marketing Plan. Within thirty (30) days of the Effective Date, IDX and Stentor shall mutually develop and, during the Term, shall regularly update a marketing plan for marketing the MIMS System in general (the "Marketing Plan"). The Marketing Plan shall obligate IDX to make commercially reasonable efforts to make presentations about the MIMS System to appropriate representatives of all of IDX's IDXrad Customers and LastWord Customers before December 31, 2001, and shall describe

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                                       10
                       detailed activities and responsibilities (including without limitation, with respect to implementation) and sales forecasts over the initial two-year period of this Agreement, but shall be updated not less frequently than every three (3) months. Not less than three (3) months prior to the expiration of the initial two-year period, and thereafter three (3) months prior to the expiration of each successive two-year period of the Initial Term, the parties shall commence work on a revised Marketing Plan for the following two-year sales forecast period. The initial and each revised two-year Marketing Plan shall be executed by the parties and shall be subject to the terms of this Agreement. Should the parties have failed to agree upon and execute a revised Marketing Plan at the time of the expiration of the then current Marketing Plan, the parties shall continue to perform under the terms of the then current Marketing Plan until such time as the parties shall agree upon a revised Marketing Plan. When marketing the MIMS System to IDXrad Customers and LastWord Customers, IDX shall be responsible for hardware used during any pilot period offered by IDX. The Marketing Plan shall include sales goals for sales of the MIMS System to IDXrad Customers as set forth on Exhibit C.

               6.2.2 Joint Marketing Materials. At their joint expense, shared equally, Stentor and IDX shall develop and produce product marketing documentation and materials similar in kind and quality to that currently provided by Stentor and IDX to their respective sales prospects for the purpose of promoting and marketing the MIMS System.

               6.2.3 User Groups and Trade Shows. Stentor shall provide for featured participation by IDX at Stentor's user group meetings involving the Stentor Products, and IDX shall provide for featured participation by Stentor at IDX's user group meetings involving the IDXrad and LastWord products. In accordance with the Marketing Plan, Stentor and IDX shall publicize the alliance created hereby at appropriate trade shows.

               6.2.4 Non-revenue Arrangements. IDX and Stentor shall each cooperate with the other on any non-revenue generating implementations of the MIMS System for public relations or research purposes, provided that neither party shall be obligated to provide any implementation or support services for a non-revenue generating implementation initiated by the other party.

          6.3 Use of Stentor Names and Marks. IDX may use the following names and marks in all customer communications pertaining to the marketing, support and distribution of the MIMS System and in accordance with Stentor's reasonable branding standards in effect from time to time: Stentor, iSite, iSyntax, and DTS. IDX shall use the mark "Stentor" and applicable Stentor Product marks, without alteration of the graphical representation of such marks specified by Stentor, in connection with all sales of the MIMS System containing any Stentor Products in addition to any other marks or tradenames that IDX chooses to use in connection

November 15, 2000
               with the MIMS System. Stentor shall provide to IDX, for IDX's use in accordance with this Section, additional proprietary trademarks, as developed, for the Stentor Products.

          6.4 Use of IDX Names and Marks. Stentor may use the following names and marks in all customer communications pertaining to the marketing, support and distribution of the MIMS System and in accordance with IDX's reasonable branding standards in effect from time to time: Imaging Suite and ConnectR. Stentor shall use the mark "Imaging Suite", without alteration of the graphical representation of such mark specified by IDX, in connection with all sales of the MIMS System and Stentor Products containing the Imaging Suite in addition to any other marks or tradenames that Stentor chooses to use in connection with the MIMS System and Stentor Products. IDX shall provide to Stentor, for Stentor's use in accordance with this Section, additional proprietary trademarks, as developed, for the IDX Products.

          6.5 License Terms. Each party shall have the authority, to the extent expressly provided in this Agreement, to market, sell, resell and distribute the MIMS System pursuant to its own terms and conditions so long as such terms and conditions contain provisions as protective of the other party as those set out in Exhibit D. Each party shall obligate its Distribution Partners to license the MIMS System under terms that are protective as those set forth in Exhibit D.

7.        COMPENSATION

          7.1 Compensation; Payment. IDX and Stentor shall be entitled to compensation for their respective licensing to the other of their respective rights and technology incorporated into the MIMS System as set forth in Exhibit E. The Royalties set forth in Exhibit E only apply to the MIMS System. Stentor hereby warrants that the compensation retained by or paid to any Person authorized by Stentor to distribute the MIMS System shall not exceed [**] % of Net Revenue for an existing customer of the Person and [**] % of Net Revenue for other customers.

          7.2 Payments. Any payment to be made by a party pursuant to this Agreement shall be made no later than sixty (60) days after payment is due from the customer on which the payment is based, and shall be made by delivery of a check, payable to the order of the party entitled to payment or by wire transfer of immediately available funds to an account designated by such party.

          7.3 Late Fees. Each party agrees to pay late fees equal to one and one-half percent (1 1/2%) per month on all amounts due but not paid within the time provided in Section 7.2.

          7.4  Certification; Independent Auditor. Not later than the fifteenth
               (15th) day after the end of each calendar quarter, each party shall deliver to the other a statement setting forth the customers to which the MIMS System was licensed in such quarter and the calculation of the payments due for the previous quarter, or if

November 15, 2000
               none so stating, and signed by an executive officer of the party furnishing the statement. Stentor and IDX agree to permit the other party, annually at its own expense, to engage a mutually acceptable independent auditor to confirm the accuracy of any payments made under this Agreement. Stentor and IDX each agree to maintain books and records of its sales required to conduct such audit and to cooperate with the independent auditor in auditing such books and records.

8.        SERVICES

          8.1 Customer Implementation and Support Services. Each of IDX and Stentor shall implement the MIMS System for their respective customers without the assistance of the other. Stentor and IDX shall each provide to the other party reasonable assistance in the distribution of hardware from those hardware manufacturers with which they each have reseller or distributor relationships so long as doing so does not violate the applicable reseller or distributor agreement or applicable law. IDX shall provide the first line of support for all customers to which IDX has sold the MIMS System, provided that Stentor shall provide the second line of support for any issue requiring access to or modification of the Source Code to any Stentor Product. Stentor shall provide the first line of support for all customers to which Stentor has sold the MIMS System, provided that IDX shall provide the second line of support for any issue requiring access to or modification of the Source Code to any IDX Product. Stentor and IDX shall each comply with the other party's implementation requirements with respect to the other party's products and each shall use commercially reasonable efforts to provide support for its products in accordance with its internal support procedures. IDX and Stentor shall each provide the other sufficient training to ensure proper implementation of each party's component portions of the MIMS System.

          8.2 Service Quality. All support services provided by either party shall be performed in a good and workmanlike manner and consistent with standards generally applicable in the healthcare clinical information systems industry and consistent with the reasonable and customary support standards maintained in the healthcare clinical information systems industry.

          8.3  Uptime Performance Guarantee.

               8.3.1 Stentor Uptime Performance Guarantee. After March 31, 2001, if Stentor elects to offer an "uptime performance guarantee" and a defect in an IDX Product is the sole cause of "unscheduled downtime" (as defined in the Stentor Uptime Performance Guarantee attached hereto as Exhibit F), then IDX shall use its commercially reasonable efforts to cure such defect. IDX's obligation to use its commercially reasonable efforts to cure such defect shall be Stentor's sole and exclusive remedy, in lieu of any damages that might be caused by breach of this Agreement arising from or related to unscheduled downtime caused by a defect in an IDX Product.

November 15, 2000

               8.3.2 IDX Uptime Performance Guarantee. If IDX elects to offer an "uptime performance guarantee" substantially equivalent to the Stentor Uptime Performance Guarantee, and a defect in a Stentor Product is the sole cause of "unscheduled downtime" (as defined in the IDX uptime performance guarantee), then Stentor shall use its commercially reasonable efforts to cure such defect. Stentor's obligation to use its commercially reasonable efforts to cure such defect shall be Stentor's sole and exclusive remedy, in lieu of any damages that might be caused by breach of this Agreement arising from or related to unscheduled downtime caused by a defect in an Stentor Product.

          8.4 Reference Sites. IDX agrees to introduce Stentor to Stentor License Exclusion Customers reasonably acceptable to both IDX and Stentor so that Stentor may request that such customers act as reference sites for the MIMS System for potential Stentor MIMS System prospects.

9.        WARRANTIES

          THE PARTIES MAKE THE FOLLOWING REPRESENTATIONS AND WARRANTIES, ALL OF WHICH SHALL BE FOR AND COMPLETE AS OF THE EFFECTIVE DATE AND THE DATE OF ANY AND ALL DELIVERIES HEREIN. EXCEPT FOR THE EXPLICIT WARRANTIES MADE IN THIS AGREEMENT, THERE ARE NO WARRANTIES MADE BY EITHER PARTY IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND TITLE.

          9.1  IDX Warranties.

               9.1.1 Encumbrances. The IDX Products shall be free and clear of all liens, restrictions, claims, charges, security interests, or other encumbrances of any nature whatsoever which might affect or adversely impact on Stentor's use of the IDX Products as permitted under this Agreement.

               9.1.2 Ownership; Right to License. IDX owns or otherwise has adequate rights to make the grants of the licenses to the IDX Products to Stentor hereunder and possesses all rights and interests in the IDX Products necessary to enter into this Agreement; provided that Stentor acknowledges that licenses to certain products of Microsoft, Oracle and Amzi used with the IDX Products must be obtained directly by Stentor or customers to which Stentor sells the MIMS System.

               9.1.3 No Infringement. IDX Products and all components thereof do not infringe upon the intellectual property rights, including without limitation the patent, copyright, trademark or trade secret rights, of any third parties.

November 15, 2000

                       The sole and exclusive remedy for breach of this warranty shall be as set forth in Section 10.6.

               9.1.4 Functional Performance. The IDX Products shall perform substantially as described in their documentation.

               9.1.5 Anti-Virus Testing. IDX represents and warrants that the IDX Products will be tested prior to shipping for known computer viruses in accordance with commercially reasonable industry standards, including the use of industry standard anti-virus detection software, and IDX represents and warrants that the IDX Products shall be free of viruses.

          9.2  Stentor Warranties.

               9.2.1 Encumbrances. The Stentor Products shall be free and clear of all liens, restrictions, claims, charges, security interests, or other encumbrances of any nature whatsoever which might affect or adversely impact on IDX's use of the Stentor Products as permitted under this Agreement.

               9.2.2 Ownership; Right to License. Stentor owns or otherwise has adequate rights to make the grants of the licenses to the Stentor Products to IDX hereunder and possesses all rights and interests in the Stentor Products necessary to enter into this Agreement.

               9.2.3 No Infringement. Stentor Products and all components thereof do not infringe upon the intellectual property rights, including without limitation the patent, copyright, trademark or trade secret rights, of any third parties. The sole and exclusive remedy for breach of this warranty shall be as set forth in Section 10.6.

               9.2.4 Functional Performance. The Stentor Products shall perform substantially as described in their documentation.

               9.2.5 Anti-Virus Testing. Stentor represents and warrants that the Stentor Products will be tested prior to shipping for known computer viruses in accordance with commercially reasonable industry standards, including the use of industry standard anti-virus detection software, and Stentor represents and warrants that the Stentor Products shall be free of viruses.

10.       MISCELLANEOUS

          10.1 Confidentiality.

               10.1.1 Confidential Information. Each of IDX and Stentor will receive or learn from, information, both orally and in writing, concerning the business of Stentor or IDX, respectively, including, without limitation, financial, technical and marketing information, data, and information related to the

November 15, 2000
                       development of technology and services relating to business plans, customers, and markets, which information is deemed, in the case of Stentor, proprietary to Stentor and, in the case of IDX, proprietary to IDX. Both parties hereby agree, as set forth below, to protect such information, whether furnished before, on or after the date of this Agreement, as it protects its own similar confidential information, but never less than by commercially reasonable efforts, and not to disclose such information to anyone except as otherwise provided for in this Agreement. Such information, in whole or in part, together with analyses, compilations, programs, reports, proposals, studies or any other documentation prepared by the parties, as the case may be, which contain or otherwise reflect or make reference to such information, is hereinafter referred to as "Confidential Information". Each party hereby agrees that the Confidential Information will be used solely for the purpose of this Agreement and not for any other purpose. Each party further agrees that any Confidential Information pertaining to the other party is the sole and exclusive property of such other party, and that the receiving party shall not have any right, title, or interest in or to such Confidential Information except as expressly provided in this Agreement. Each party further agrees to protect and not to disclose to anyone (except as provided in this Agreement) for any reason Confidential Information pertaining to the other party; provided, however, that: (a) such Confidential Information may be disclosed to the receiving party's respective officers, directors, employees, agents, or representatives (collectively, "Representatives") on a "need to know" basis for the purpose of this Agreement on the condition that (i) each of such Representatives will be informed by the receiving party of the confidential nature of such Confidential Information and will agree to be bound by the terms of this Agreement and not to disclose the Confidential Information to any other person and (ii) each party agrees to accept full responsibility for any breach of this Section 10.1.1 by its respective Representatives; and (b) Confidential Information pertaining to the other party may be disclosed upon the prior written consent of the other party. Each party hereby agrees, upon the request of the other party, to promptly deliver to the other party at the other party's cost the Confidential Information pertaining to such other party, without retaining any copies thereof. Specifically and without limitation, each party agrees to notify the other party promptly in writing upon any officer or director learning of any unauthorized disclosure or use of the Confidential Information.

               10.1.2 Non-Confidential Information. The term" Confidential Information" shall not include any information: (i) which at the time of disclosure or thereafter is generally available to or known by the public (other than as a result of a disclosure directly or indirectly by the receiving party); (ii) is independently developed by the receiving party, without reference to or use of, the Confidential Information of the other party; (iii) was known by

November 15, 2000
                       the receiving party as of the time of disclosure without a breach of confidentiality; (iv) is lawfully learned from a third party not under obligation to the disclosing party; or (v) is required to be disclosed pursuant to a subpoena, court order or other legal process, whereupon the receiving party shall provide prompt written notice to the other party prior to such disclosure.

          10.2 No-Solicitation. During the first year of the term of this Agreement, neither party, nor any Affiliate within its Control, shall solicit to hire any individual who had been in the employ of the other party or any of the other party's Affiliates until such time as one (1) year has passed since such individual was in the employ of the other party.

          10.3 Regulatory Matters. Each party shall adopt, implement, and maintain appropriate and compliant policies, procedures, and practices necessary to comply with laws and regulations (including without limitation the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and the Federal Food, Drug and Cosmetic Act (the "FDA Act")) applicable to it in its business and applicable to it as a business partner of a customer of the other to whom products or services are provided under this Agreement. The parties agree to amend this Agreement to contain any provisions necessary to be included as a result of such business partner status. Each party agrees to timely develop and include in its respective products covered by this Agreement the functionality required to support the minimum necessary standards applicable users of its products as required by HIPAA.

          10.4 No Consequential Damages. In no event shall either party or any Affiliate of either party be liable hereunder for any consequential, special, incidental, punitive or indirect damages (including without limitation loss of profit, revenue, business opportunity or business advantage), whether based upon a claim or action of tort, contract, warranty, negligence, strict liability, breach of statutory duty, or any other legal theory or cause of action, even if advised of the possibility of such damages.

          10.5 Limitation of Liability. Neither party shall be liable to the other for damages or costs under this Agreement in excess of payments received from the other under this Agreement; provided that this limitation shall not apply to either party's indemnification obligation pursuant to Section 10.6(iii), and further provided that the limitation of liability applicable to either party's indemnification obligation pursuant to Section 10.6(i) shall be an aggregate of Ten Million Dollars ($10,000,000) and each party shall carry liability insurance against all risks sufficient to cover such indemnification obligation. Each party must provide certificates of such insurance coverage upon request of the other and shall not change or alter such coverage without notice to the other party.

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

          10.6 Indemnification. Each party (an "Indemnifying Party") will indemnify the other party, its officers, employees, and agents (each an "Indemnified Party" and, collectively, the "Indemnified Parties") against, and hold each Indemnified Party harmless from, all claims, suits, judgments, losses, damages, fines or costs (including reasonable legal fees and expenses) ("Losses") resulting from any claim, suit, or demand by any third party ("Third Party Claim") for injuries to or deaths of persons or loss of or damage to property arising out of: (i) the Indemnifying Party's products or services as marketed by the Indemnified Parties, unless the Indemnified Parties shall have acted outside the scope of their rights under this Agreement;
               (ii) the Indemnifying Party's performance or willful misconduct of the Indemnifying Party, its employees, officers, or agents in connection with the Indemnifying Party's performance, of this Agreement, except to the extent caused by the negligence of any Indemnified Party, and (iii) that the Indemnifying Party's products, or any component thereof, whether used alone or in combination with any other item as intended, designed, suggested or induced by the Indemnifying Party or its agents, infringes or violates any patents, copyrights, trademarks, trade secrets, licenses, or other proprietary rights of any third party.

               10.6.1  The Indemnifying Party's obligations under this Section
                       10.6 will survive the termination of this Agreement.

               10.6.2 Each Indemnified Party shall give an Indemnifying Party prompt written notice of any Third Party Claim of which such Indemnified Party has knowledge concerning any Losses as to which such Indemnified Party may request indemnification hereunder. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five (5) days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party, in its sole and absolute discretion, for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, at the expense of the Indemnifying Party. In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party's expense, all witnesses, pertinent records, materials and information in the Indemnified Party's possession or under the Indemnified Party's control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly,

November 15, 2000
                       conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnified Party's expense, all such witnesses, records, materials and information in the Indemnifying Party's possession or under the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

               10.6.3 In no event shall the Indemnifying Party be liable to an Indemnified Party for any indirect, incidental, special, punitive, exemplary or consequential damages arising out of or otherwise relating to this Agreement, even if the Indemnifying Party has been advised of the possibility or likelihood of such damages.

               10.6.4 The Indemnifying Party's obligations to indemnify as set forth in Section 10.6(iii) shall not apply to any claim to the extent that it arises from (i) any modifications, changes, additions, or enhancements to the Indemnifying Party's products that have not been made directly by the Indemnifying Party or have not been made at its express direction or under its direct oversight, control or supervision, (ii) any such modifications made by the Indemnifying Party at the request or to the specification of the Indemnified Party, the Indemnified Party's Customers, or any of their agents.

          10.7 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

          10.8 Further Assurances and Documents. IDX and Stentor shall take all actions and do all things, including without limitation the execution and delivery of instruments and documents, necessary to effectuate the purposes and intent of this Agreement.

          10.9 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.9):

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                                       19

                           (a)      if to Stentor:

                                    Stentor, Inc.
                                    385 Oyster Point Boulevard, Suite 8B
                                    South San Francisco, CA 94080
                                    Attention: Oran Muduroglu
                                    Facsimile: 650-866-4197

                           (b)      if to IDX:

                                    IDX Systems Corporation
                                    1400 Shelburne Road
                                    South Burlington, VT 05403
                                    Attention: Walt Marti
                                    Facsimile: 802-865-3489

                                    With a copy to: General Counsel at the same address

          10.10 Public Announcements. Except as required by law, governmental regulation or by the requirements of any securities exchange on which the securities of a party hereto are listed, no party to this Agreement shall make, or cause to be made, any press release or public announcement, not including routine advertisements subsequent to an initial joint announcement, in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other party, consent which shall not be unreasonably withheld, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

          10.11 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          10.12 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law, governmental regulation or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

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                                       20

          10.13 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, with respect to the subject matter hereof.

          10.14 Assignment. This Agreement shall be binding upon the parties and their respective successors, representatives and permitted assigns and their Affiliates Controlled by them, respectively. Except as provided in Section 2.4, neither party may assign this Agreement without the prior written consent of the other party, except that either party hereto may assign its rights hereunder to an Affiliate of such party and IDX may assign this Agreement to any Person that acquires all or substantially all of the assets of IDX's Radiology Information Systems Division and IDX shall be relieved of any obligation or liability hereunder. If IDX shall sell or transfer any of its assets, other than the assets of IDX's Radiology Information Systems Division, to a Person that is not an Affiliate of IDX, then such Person shall not have any obligations or liabilities under this Agreement and the assets transferred shall not be encumbered by or subject to this Agreement in any way.

          10.15 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and successors and nothing herein, express or implied, is intended to or shall confer upon any other person or entity, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          10.16 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the parties.

          10.17 Governing Law. This Agreement shall be governed by the laws of the State of California without regard to its conflict of laws provisions.

          10.18 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          10.19 Dispute Resolution If a dispute, controversy, or claim arising out of or related to this Agreement or with the relationship of the parties arises, then the parties shall attempt to resolve the dispute by means of the procedure set forth in this Section. The party believing itself aggrieved (the "Requesting Party") will call for progressive management involvement in the negotiation of the dispute by notice to the other party. Such a notice will be without prejudice to the Requesting Party's right to any other remedy permitted by this Agreement. The parties will use their best efforts to arrange personal meetings or telephone conferences as needed, at mutually convenient times and places, between negotiators for the parties at the following successive management levels, each of which will have a period of allotted time as specified below in which to attempt to resolve the dispute:

November 15, 2000

                 Level            Stentor             IDX                                Allotted Time
                 --------------   -----------------   --------------------------------   ----------------
                 First            Stentor Vice        Vice President of Development      10 Business Days
                                   President           for RISD

                 Second           CEO                 General Manager of RISD            10 Business Days

                 Third            CEO                 President                          30 Days

                The allotted time for the first-level negotiators will begin on the effective date of the Requesting Party's notice. If a resolution is not achieved by negotiators at any given management level at the end of their allotted time, then the allotted time for the negotiators at the next management level, if any, will begin immediately. If a resolution is not achieved by negotiators at the final management level within their allotted time, then the parties' CEO's shall engage in a mediation session using one or more third-party mediators mutually acceptable to the parties within thirty (30) days. The dispute resolution requirements set forth in this Section 10.19 shall not apply to claims arising out of or related to: (a) any infringement or misappropriation of Stentor's or IDX's Intellectual Property, and (b) any violation of the confidentiality obligations set forth in Section 10.1.

          10.20 Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement or the transactions contemplated hereby and for any counterclaim therein.

          10.21 No Joint Venturer Status. None of the provisions of this Agreement is intended to create, nor shall any provision in this Agreement be deemed or construed to create, any relationship between Stentor and IDX other than that of independent entities contracting with each other under this Agreement solely for the purpose of effecting the provisions of this Agreement. Neither of the parties, nor any of their employees, shall be construed to be the partner, joint venturer, agent, employer or representative of the other

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories thereunto duly authorized as of the day and year first above written.


IDX SYSTEMS CORPORATION                     STENTOR, INC.


By:  /s/ Robert W. Baker, Jr.               By:  /s/ Oran Muduroglu
     -----------------------------------         -------------------------------
     [Signature of Authorized Agent]             [Signature of Authorized Agent]

Print Name and Title:                       Print Name and Title:

Robert W. Baker, Jr., Vice President        Oran Muduroglu, President & CEO

November 15, 2000

                                   SCHEDULE 1

                                       TO

                     DEVELOPMENT AND DISTRIBUTION AGREEMENT

                                   DEFINITIONS

"Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.

"Change of Control" means any event, transaction or occurrence, with the exception of an initial public offering, as a result of which either of IDX or Stentor (i) shall cease to own or control, directly or indirectly through any of its respective Affiliates, a majority of the voting rights associated with ownership of its respective voting stock or (ii) shall cease to have the ability, directly or indirectly, through one or more of its Affiliates, to elect a majority of its respective board of directors.

"ConnectR" means the product currently marketed by IDX under the trademark "ConnectR."

"Control" including the terms "Controlling," "Controlled by," and "under common Control with," means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise, with the exception of an initial public offering.

"Development Plan" means the Development Plan to be created pursuant to the Development and Distribution Agreement.

"iDiagnostic Viewer" means the product to be developed under the Development Plan and currently referred to as iDiagnostic Viewer.

"Distribution Partner" means any Person that has the right to market, cooperatively market, distribute, resell, sublicense, license, sell or otherwise provide a party's products or services, including by way of example and not in limitation, any reseller, distributor, licensee, customer, contractor, service provider, co-marketer, outsourcing vendor, or other information technology company.

"Dynamic Transfer Syntax" or "DTS" means the product currently marketed by Stentor under the marks Dynamic Transfer Syntax or DTS.

"IDX" means IDX Systems Corporation, IDX Information Systems Corporation, IDX Investment Corporation, and their present and future Affiliates.

"IDX Customer" means any customer of IDX that is licensed to use any product sold by IDX and any and all entities that have access to such product through such customer, including without limitation IDXrad Customers and LastWord Customers.

"IDX Drivers" means the IDX modality drivers for downloading demographics and exam information to the imaging scanners in accordance with DICOM Modality Worklist standard, and the uploading of study specific information from the imaging scanner to the Imaging Suite in accordance with the DICOM Perform Procedure Step standard.

"IDX Products" means the products currently marketed as Imaging Suite and ConnectR, the IDX Drivers, and any derivative works or future versions thereof.

"IDXrad" means the products currently marketed by IDX under the mark IDXrad and future versions thereof containing substantially similar functions.

"IDXrad Customer" means (i) any customer of IDX that is licensed to use IDXrad and (ii) any and all entities that have access to IDXrad databases through such customer.

"Imaging Suite" means the product currently marketed by IDX under the mark Imaging Suite.

"Imaging Suite Lite Version" means a version of Imaging Suite for installation by Stentor at a non-IDXrad or LastWord site that does not require the installation and configuration of the IDXrad system, but that can be operated in concert with a pre-existing non-IDX radiology information system or healthcare information system.

"iSite" means the product currently marketed by Stentor under the mark iSite.

"iSyntax Server" means the product currently marketed by Stentor under the mark iSyntax Server.

"iVault" means the product to be developed under the Development Plan and currenty referred to as the iVault.

"Intellectual Property" means, without limitation, know-how, trade secrets, inventions (whether or not patentable), ideas, materials, discoveries, techniques, plans, designs, formulas, processes, invention disclosures, technology, data or information, software and documentation therefor, hardware, source code (including all programmers' notes), procedures, methods, works and other documentation and information and the right to sue and recover damages for past, present and future infringement of such intellectual property.

"LastWord" means the product currently marketed by IDX under the trademark LastWord and future versions thereof containing substantially similar functions.

"LastWord Customer" means (i) any customer of IDX that is licensed to use LastWord and (ii) any and all entities that have access to LastWord databases through such customer.

"Material Adverse Change" means any material adverse change in the business, properties, results of operations, condition (financial or otherwise) of an applicable Person (other than changes that are the result of economic factors affecting the economy as a whole or changes that are the result of factors generally affecting the specific industry or markets in which a party competes).

"Merge" means the process of merging all or a portion of existing software or documentation into other software or documentation or adding to existing software or documentation, including without limitation by application program interfaces, so that the resulting software or documentation contains functionality that is substantially more or different from that of the existing software or documentation.

"MIMS System" means the medical imaging management system consisting of the combination of both Imaging Suite and ConnectR and at least one of the Stentor Products, as described in the Development Plan and on the diagram attached to the Agreement as Exhibit G. The MIMS System shall not include any products, features or functionality not described in either the Development Plan or the diagram attached as Exhibit G.

"Person" means any individual, partnership, firm, corporation, association, trust, limited liability company, limited liability partnership, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

"Pre-existing Stentor Customer" means any Stentor Customer that existed as of the Effective Date of this Agreement.

"Provide" means to market, sell, license, cooperatively market, or otherwise distribute, including through one or more Distribution Partners.

"Regulatory Requirements" means all federal and state laws and regulatory requirements applicable to the use by IDX, IDX Customers, Stentor, and Stentor Customers of the MIMS System from time to time during the term of the Development and Distribution Agreement, including without limitation those applicable to billing and claims submittal, managed care, data transmission, security and privacy, and program requirements generally applicable to healthcare organizations, such as those involving accreditation.

"Stentor Component Technology" means Stentor's proprietary technology to distribute data and images, including enhancements and improvements thereto, including, but not limited to, technology used in iSyntax to distribute image(s), or portions thereof, by transforming the image(s) into a flexible hierarchical representation and by distributing, to a client, only the transform data necessary to reconstruct the portion(s) of the image(s) desired at the client.

"Stentor Customer" means any customer of Stentor that is licensed to use any product sold by Stentor and any and all entities that have access to such product through such customer, but shall not include any customer that is in an evaluation period and not obligated to pay fees to Stentor for the Stentor Product.

"Stentor License Exclusion Customer" means all IDXrad Customers and LastWord Customers except: (i) any IDXrad Customer or LastWord Customer that is a Pre-existing Stentor Customer; (ii) any IDXrad Customer or LastWord Customer that does not use IDXrad or LastWord as their primary radiology information system or primary clinical information system, respectively; (iii) any IDXrad Customer or LastWord Customer that becomes a Stentor Customer prior to becoming an IDXrad Customer or LastWord Customer; or (iv) any IDXrad Customer or

LastWord Customer that ceases to remain a Stentor License Exclusion Customer pursuant to Section 5.6.

"Stentor Products" means the products marketed by Stentor and currently known as the iDiagnostic Viewer, DTS, iSite Viewer, iSyntax Server, iVault, any future versions thereof, and any derivative works or future versions thereof.

                                    EXHIBIT A

MINIMUM DEVELOPMENT REQUIREMENTS

[**]

November 15, 2000

EXHIBIT B

IDX CONFIDENTIAL AND PROPRIETARY
IDXrad and LastWord Customer List

IDX HOUSE ACCOUNTS LISTING                                   STATE

          IDXrad Customers

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LASTWORD CUSTOMERS

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

                                    EXHIBIT C

                               Minimum Sales Goals

The Marketing Plan shall include the following minimum sales goals:

Sale of the MIMS System, or any component thereof, by either party to IDXrad Customers or LastWord Customers as follows:

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These sales goals assume that Stentor has developed iSite Version 2.0 as described in the Development Plan and that it is available for general release no later than March 31, 2001. The timing of these sales goals shall be delayed by one month for each month or portion of a month that the general release of iSite Version 2.0 is delayed beyond March 31, 2001.

November 15, 2000

                                    EXHIBIT D

                     REQUIRED END USER AGREEMENT PROVISIONS

End user agreements shall contain provisions as protective of the parties as the following provisions:

1. IN NO EVENT SHALL [IDX's/Stentor's] SUPPLIERS AND LICENSORS BE LIABLE FOR ANY DAMAGES OF ANY KIND OR NATURE, INCLUDING DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL, ARISING OUT OF THE USE OF ANY SOFTWARE SUPPLIED BY COMPANY, ITS SUPPLIERS OR LICENSORS. THE LICENSEE UNDERSTANDS AND AGREES THAT THE SOFTWARE PROVIDED BY [IDX/Stentor] TO LICENSEE CONTAINS SOFTWARE THAT IS THE COPYRIGHTED PRODUCT AND A TRADE SECRET OF [IDX/Stentor] OR ITS SUPPLIERS AND LICENSORS, AND THAT LICENSEE WILL NOT USE ANY SUCH SOFTWARE IN VIOLATION OF THE RESTRICTIONS CONTAINED IN THIS AGREEMENT AND WILL NOT DISCLOSE THE SOFTWARE TO ANYONE OTHER THAN ITS EMPLOYEES OR AGENTS AS REASONABLY NECESSARY FOR THE PURPOSE OF THIS AGREEMENT AND ON THE CONDITION THAT IT ACCEPTS FULL RESPONSIBILITY FOR ANY BREACH HEREOF BY ANY SUCH INDIVIDUAL. THE FOREGOING AGREEMENTS ARE FOR THE EXPRESS BENEFIT OF [IDX/Stentor], ITS SUPPLIERS AND LICENSORS, AND MAY BE ENFORCED BY [IDX/Stentor], AND ITS SUPPLIERS AND LICENSORS.

2.   QUALIFIED MODALITY
[IDX/STENTOR] shall provide Customer a list of medical imaging equipment or modalities ("Qualified Modalities") for Customer's use with the MIMS System Software/Services. Customer shall contact [IDX/Stentor] immediately if any additional modalities are added or a modification to an existing Qualified Modality occurs. A modification to a Qualified Modality includes any type of change, enhancement or upgrade to that modality, including software upgrades or revisions. Customer accepts full responsibility for any failure or any other adverse consequences that may occur if Customer uses MIMS System Software with any modality other than a Qualified Modality.

3.   SERVICE EQUIPMENT
Service Equipment: shall mean all equipment supplied to or used by Customer in conjunction with the MIMS System Software/Services.

Access To Service Equipment: Customer shall provide remote network access to the Service Equipment and MIMS System Software, including providing to [IDX/Stentor] the necessary security information to access the Service Equipment over a network. In addition, Customer shall provide to [IDX/Stentor] personnel physical access to all Service Equipment and MIMS System Software subsequent to receipt of reasonable notice by [IDX/Stentor].

E-Mail Services: The Customer shall allow outgoing e-mail from Service Equipment either through the customers SMTP e-mail services or shall allow service equipment to access the [IDX/Stentor] SMTP e-mail service.

November 15, 2000

No Modification to Service Equipment: Customer agrees not to modify, in any way, or tamper with the Service Equipment and any software operating on the Service Equipment. Customer may access Service Equipment during installation, in accordance with specific instructions from [IDX/Stentor] personnel. In addition, Customer may access Service Equipment for system administration of MIMS System Software to assign user identifications and grant user passwords. Customer agrees not to load any additional software on Service Equipment.

4.        PROPRIATARY RIGHTS AND CONFIDENTIALITY
Ownership: Customer acknowledges and agrees that Stentor-IDX owns the sole and exclusive worldwide right, title and interest in and to the MIMS System Software/Services, and MIMS Documentation as well as all worldwide intellectual property rights therein and all copies thereof, in whole and in part, subject only to Customer's limited licensed rights to receive and use such MIMS System Software/Services, and MIMS Documentation as permitted by this Agreement.

Duty of Confidentiality: To protect [IDX/Stentor] Proprietary Information, Customer agrees that Customer will not decompile, reverse engineer, disassemble or otherwise reduce the MIMS System Software/Services to a human perceivable form or permit any other party to do so. Customer may not modify, adapt, translate, rent, lease, sell, sublicense, loan, resell for profit, distribute, time-share [except as either IDX or Stentor specifically allows customer to allow access to third parties] or create any derivative works based upon, the MIMS System Software/Services, and otherwise any and all information, regardless of form, that is confidential, proprietary and/or a trade secret of [IDX/Stentor] ("[IDX/Stentor] Proprietary Information") or any portion thereof or permit any other party to do so.

Customer shall limit disclosure of [IDX/Stentor] Proprietary Information to its employees who have a need to know the information in connection with the receipt of the MIMS System Software/Services. Customer may permit members of its medical community to observe operation of the MIMS System Software/Services on a limited basis if they have a need to do so. In no event and under no circumstances shall Customer reproduce, in any form, MIMS System Software and Documentation. In addition, Customer shall not reproduce computer screen displays generated by the iSite(TM) client software. Customer shall not disclose [IDX/Stentor] Proprietary Information to other parties (except members of its medical community as described above) or use [IDX/Stentor] Proprietary Information for purposes other than use of the MIMS System Software/Services, except that it may disclose or use:

          a) any information that [IDX/Stentor] expressly authorizes it, in writing, to disclose;

          b) any information that is, through no breach of this or any other agreement with [IDX/Stentor], in the public domain; and any information that it is required by law to disclose.

Customer agrees to take appropriate action to bind all employees and consultants regarding their obligations under this Agreement with respect to use, copying, modification, confidentiality, protection and security of the [IDX/Stentor] Proprietary Information. Customer agrees that any use or attempted use of [IDX/Stentor] Proprietary Information in violation of the restrictions of this Agreement is a material breach of the Agreement which will cause irreparable harm to [IDX/Stentor], entitling [IDX/Stentor] to injunctive relief in addition to all legal remedies. The

November 15, 2000
duty of confidentiality set forth in this Section shall survive three (3) years subsequent to termination the agreement.

5.   WARRANTY DISCLAIMER:
EXCEPT FOR THE FOREGOING EXPRESS WARRANTIES (IF ANY), [IDX/STENTOR] MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, UNDER THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES REGARDING MERCHANTABILITY, FITNESS FOR PURPOSE OR CORRESPONDENCE WITH DESCRIPTION. THERE IS NO WARRANTY THAT THE [IDX/STENTOR] PROPRIETARY SOFTWARE IS FREE FROM PROGRAMMING ERRORS.

[IDX/Stentor] shall have no liability and responsibility under the [express warranties] if:

     a) The MIMS Licensed Software/Service has been altered or damaged by accident, neglect, misuse or other abuse;
     b) Customer has failed to provide an operating environment (e.g., air temperature, electrical surge protection, etc.) for the computer equipment operating the MIMS System that complies with general industry standards for the safe operation of computer equipment;
     c) Customer has loaded unauthorized software onto the computer equipment operating the MIMS System;
     d) The MIMS Licensed Software/Service is operating in conjunction with a modality that is not a Qualified Modality;
     e) The MIMS Licensed Software/Service is not the latest update released to Customer; or
     f) The Customer has failed to notify [IDX/Stentor] in writing, during the License Term, of any defect Customer contends is a breach of warranty.

6.   LIMITED LIABILITY:
IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOSS OF BUSINESS OR FOR INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES SUFFERED BY CUSTOMER, IT'S CUSTOMERS, EMPLOYESS AND PATIENTS OR OTHERS ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE MIMS SYSTEM SOFTWARE / SERVICES, DOCUMENTATION OR ANY OTHER STENTOR PRODUCTS OR SERVICES, FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING BUT NOT LIMITED TO TORT, CONTRACT, NEGLIGENCE, STRICT PRODUCT LIABILITY AND BREACH OF WARRANTY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. STENTOR'S LIABILITY WILL IN NO EVENT EXCEED THE TOTAL DOLLARS PAID BY CUSTOMER FOR MIMS SYSTEM SOFTWARE/SERVICES.

November 15, 2000

CONFIDENTIAL                                                              Page 1

                                    EXHIBIT E

        To Distribution and Development Agreement by and between Stentor,
                        Inc. and IDX Systems Corporation

                               COMPENSATION TERMS

1. Stentor shall pay Royalties to IDX on sale of MIMS Systems by Stentor or a Stentor Distribution Partner, as follows:

     A. If Stentor Provides a MIMS System to any End User, Stentor shall pay IDX an amount equal to [**] % of the greater of (i) [**] for such MIMS System and (ii) [**]; provided that if after the Effective Date but prior to December 31, 2001, IDX Provides IDXrad or LastWord to the same customer after Stentor Provides a MIMS System to that customer, Stentor shall pay IDX an amount equal to [**] % of the greater of (i) [**] for such MIMS System or (ii) [**] to such customer.

     B. If a Stentor Distribution Partner Provides a MIMS System to an IDXrad Customer or a LastWord Customer that is a Stentor License Exclusion Customer, Stentor shall pay IDX an amount equal to [**] % of the greater of (i) [**] for such MIMS System or (ii) [**].

     C. If a Stentor Distribution Partner Provides a MIMS System to any person who (i) is not an IDXrad Customer or a LastWord or (ii) an IDXrad or LastWord Customer that is not a Stentor License Exclusion Customer, Stentor shall pay IDX an amount equal to [**] % of the greater of (i) [**] for such MIMS System, or (ii) [**].

2. IDX shall pay Royalties to Stentor on sale of MIMS Systems by IDX or an IDX Distribution Partner, as follows:

          A. If IDX Provides a MIMS System to an IDXrad Customer or LastWord Customer, IDX shall pay Stentor an amount equal to [**] % of the greater of (i) [**] for such MIMS System or (ii) [**].

          B. If IDX or an IDX Distribution Partner Provides a MIMS System to any person who is not an IDXrad Customer or LastWord Customer, IDX shall pay Stentor an amount equal to [**] % of the greater of
               (i) [**] for such MIMS System or (ii) [**].

3. Stentor in its discretion shall determine its own List Price for a MIMS System not later than December 31 of each Calendar year during the term of this Agreement. This Stentor List Price will be used to calculate the [**] as set forth below. The sole effect of the Stentor List Price on IDX will be to make this royalty calculation. IDX retains complete discretion over prices relating to the MIMS System licensed by IDX.

4. For the purposes of this Exhibit E the defined terms set forth below shall apply. In the case of any conflict or inconsistency between the defined terms in this Exhibit and those defined in the Agreement, those set forth in this Exhibit shall govern and control with respect to this Exhibit, and those set forth in the Agreement shall govern and control with respect to the Agreement.

 The following table is provided for convenience in applying the above payment obligations and is intended to be duplicative. If there is any conflict between the above rules and this table, the above rules shall govern and control.


               END USER                            SOLD BY                ROYALTY PAID TO   ROYALTY
   --------------------------------------------------------------------------------------------------------------------------------
   IDXrad Customer or LastWord Customer            IDX                    Stentor           [**] % of the greater of [**] OR [**]
   --------------------------------------------------------------------------------------------------------------------------------
   IDXrad Customer or LastWord Customer that is    Stentor                IDX               [**] % of the greater of [**] OR [**]
   a Stentor License Exclusion Customer            Distribution Partner
   --------------------------------------------------------------------------------------------------------------------------------
   Any End User (but see the last row in this      Stentor                IDX               [**] % of the greater of [**] OR [**]
   table if such customer subsequently becomes
   an IDXrad

CONFIDENTIAL                                                              Page 2

   Customer or LastWord Customer between the
   Effective Date and December 31, 2001)
   --------------------------------------------------------------------------------------------------------------------------------
   Not an IDXrad Customer or LastWord Customer     IDX                    Stentor           [**] % of the greater of [**] OR [**]
   --------------------------------------------------------------------------------------------------------------------------------
   Not an IDXrad Customer or LastWord Customer     Stentor                IDX               [**] % of the greater of [**] OR [**]
   or an IDXrad Customer or LastWord Customer      Distribution Partner
   that is not a Stentor License Exclusion
   Customer
   --------------------------------------------------------------------------------------------------------------------------------
   Pre-existing Stentor Customer who becomes an    IDX                    Stentor           [**] % of the greater of [**] OR [**]
   IDXrad Customer or LastWord Customer and
   subsequently or concurrently buys all or
   part of a MIMS System
   --------------------------------------------------------------------------------------------------------------------------------
   Stentor Customer who becomes an IDXrad          Stentor                IDX               [**]% of the greater of [**]or [**]paid
   Customer or LastWord Customer after the                                                  for all MIMS System components
   Effective Date but prior to December 31, 2001                                            (regardless of their date of sale) and
                                                                                            payments aremade from the date the
                                                                                            customer becomes an IDX Customer
   --------------------------------------------------------------------------------------------------------------------------------

5. Stentor shall pay a royalty to IDX for each IDX Driver licensed to an End User by either Stentor or a Stentor Distribution Partner equal to the greater of (i) [**]% of [**] or (ii) $[**] for each imaging device to which such IDX Driver(s) is connected. IDX in its discretion shall set the [**] not later than December 31 of each Calendar year during the term of this Agreement provided that the [**] shall not be increased by more than the annual increase in the Consumer Price Index, all items, all urban consumers, U.S. city average for such year + [**]%.

                                  DEFINED TERMS

          Exhibit E to Distribution and Development Agreement by and between Stentor, Inc. and IDX Systems Corporation

"Agreement" means the Development and Distribution Agreement between IDX and Stentor of which this Exhibit E is a part.

"Authorized Licensor" means a Party or a Distribution Partner of a Party authorized pursuant to the Agreement.

"Control"(including similar terms such as "Controlling," "Controlled by") shall have the meaning set forth in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934.

"Distribution Partner" means a person authorized by a Party to distribute the MIMS System pursuant to the Agreement.

"End User" means a person to whom an Authorized Licensor Provides a MIMS System.

"Gross Revenue" means [**] charged by an Authorized Licensor to an End User for [**]. "Revenue" does not include [**] charged by an Authorized Licensor to an End User for [**]. "IDXrad Customer" means (i) any customer of IDX that is licensed to use IDXrad and (ii) any and all entities that have access to IDXrad databases through such customer.

"LastWord Customer" means (i) any customer of IDX that is licensed to use
     LastWord and (ii) any and all entities that have access to LastWord databases through such customer.

"IDX Driver" shall have the meaning set forth in the Agreement.

CONFIDENTIAL                                                              Page 3

"Maintaining" means error correction, updates, and new versions of the MIMS
     System and its components.

"MIMS System" means a system consisting of the MIMS System (as defined in the Agreement), plus all other component items Provided by an Authorized Licensor in connection therewith, such as equipment, software, and services obtained from a Third Party.

"Minimum Royalty Base" in connection with [**] such MIMS System [**].

"Net Revenue" [**].

"Party" means IDX Systems Corporation or Stentor Incorporated.

"Pre-existing Stentor Customer" means any Stentor Customer that existed as of the Effective Date of this Agreement.

"Provide" (and similar terms such as "Providing") shall have the meaning set forth in the Agreement.

"Royalty" means the fee to be paid to a Party by a Party when such Party
     Provides a MIMS System under the Agreement.

"Stentor Customer" means any customer of Stentor that is licensed to use any product sold by Stentor and any and all entities that have access to such product through such customer, but shall not include any customer that is in an evaluation period and not obligated to pay fees to Stentor for the Stentor Product

"Stentor License Exclusion Customer" means all IDXrad Customers and LastWord
     Customers except (i) any IDXrad Customer or LastWord Customer that is a Pre-existing Stentor Customer; (ii) any IDXrad Customer or LastWord Customer that does not use IDXrad or LastWord as their primary radiology information system or primary clinical information system, respectively;
     (iii) any IDXrad Customer or LastWord Customer that becomes a Stentor Customer prior to becoming an IDXrad Customer or LastWord Customer; or (iv) any IDXrad Customer or LastWord Customer that ceases to remain a Stentor License Exclusion Customer pursuant to Section 5.6.

"Stentor List Price" means the price that Stentor lists for retail sale of a MIMS System as set pursuant to this Exhibit E.

"Third Party", when referred to in the context of a discussion of a particular
     Authorized Licensor, means any person not Controlled by, Controlling, or under common Control with such Authorized Licensor, as the context requires.

"Third Party Costs" means all of the actual costs of any good or services of a MIMS System Provided by an Authorized Licensor, if such costs are payable to a Third Party, but does not include royalties paid to IDX or Stentor.

                                    EXHIBIT F

          STENTOR UPTIME PERFORMANCE, GUARANTEE

As an Application Service Provider (ASP), Stentor, Inc. provides image distribution on a per-use basis. The ASP model insulates the institution from hardware and software obsolescence and enables Stentor to guarantee [**]% uptime performance for iSite.

In the event that Stentor is unable to meet our [**]% uptime performance guarantee per month, we will discount that month's fee as follows:

          UPTIME PERFORMANCE                            DISCOUNT
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]
--------------------------------------------------------------------------------
[**]                                        [**]

1) Every [**]% deviation will provide a [**]% discount for that month's fee

2)        Uptime performance less than [**]% will provide [**]

System Uptime Terms and Definitions

     . STENTOR guarantees it's authorized and licensed users of iSite server that the product is [**]% available per month as defined in the following terms and conditions.

     . All time is measured in an increment of one-hour units. Fractions are truncated.

     . One month is defined as a calendar month. For example, April has 30 days but May has 31 days, therefore, actual required time for this guarantee will be variable.

     . Customer supplied equipment refers to any devices that STENTOR did not supply directly to customers (network cables, fibers, hubs, hospital network, telephone lines etc.)

Stentor Uptime Performance Guarantee-Confidential - 9/18/2000
November 15, 2000

     . Stentor customer support representatives are anyone who is authorized to respond to customer outage situations (e.g., This can include third party agents who are authorized to perform the response tasks).

     . [**]% Uptime means the Stentor iSite system is functionally accessible by all authorized users for [**]% of the time when an access is requested by the devices that are connected to the server. Availability is measured at the standard point of demarcation (SPOD), and outside of the scheduled and external downtime periods as defined in this document.

     . Customer's Designated Contact is a contact person at the customer site that shall judge STENTOR's uptime claims.

     . The Standard Point of Demarcation (SPOD) is defined at the network connection interface installed at the iSite server computer hardware. For example if 100 Base T network hardware is being used, the Ethernet contact pins on the Ethernet card installed on the iSite server shall be "our" uptime responsibility. The pins on the connector and beyond are customer's uptime domains. This is the demarcation point that QA procedure uses.

     . Downtime shall be categorized into three modes: Unscheduled Downtime, Scheduled Downtime, and External Downtime.

     . Unscheduled downtime shall begin upon notification of Stentor by an authorized customer representative that the iSite server could not be accessed beyond the SPOD. This instance of unscheduled downtime shall be predicated on the fact that there was no advance notification by STENTOR in the 24-hour period prior to the outage. The cause of outage must be originated within the STENTOR supplied equipment and software. The unscheduled downtime shall commence upon the first response by a STENTOR customer service representative to the notification from the authorized customer representative regarding the down system issue and a trouble ticket has been logged

     . Scheduled downtime shall be defined as the period that iSite servers are inaccessible due to scheduled system maintenance. Scheduled downtime shall be scheduled at STENTOR's discretion with notification to the customer's designated contact. Typical scheduled downtime includes preventative maintenance and system upgrades. Automatic and scheduled re-boot and restart shall be categorized under the scheduled down time so long as the frequency and time of occurrence has been communicated to the customer's designated contact. The scheduled downtime shall begin when access to the iSite server is completely impaired, and does not include the duration of notification period.

     . External downtime shall be defined as when iSite servers are inaccessible due to events that are not in STENTOR's control. These events shall include, but are not limited to, events due to natural causes such as prolonged power failures, electrical surges due to lightening, flood, fire, and manual shutdowns at the sole discretion of the customer without prior notification to Stentor, Inc. Note, however, that any failure in the iSite server computer that STENTOR supplies is subject to Unscheduled Downtime measurement.

     . STENTOR shall express uptime and downtime metrics based on a percentage number based on hourly increments through one calendar month.

     . All downtime ends when a STENTOR customer support representative has confirmed and recorded the resumption time of the availability and/or received one heartbeat report

Stentor Uptime Performance Guarantee - Confidential - 9/18/2000
November 15, 2000
          back from the server, provided there are not external problems beyond the SPOD which prevent the heartbeat report from reaching STENTOR.

     . Uptime metrics shall be measured in "total round-trip" manner. A system is considered "up" if an image can be "pushed" to the iSite server and the same image can be accessible within 30 minutes of the initial "push". If there is criteria is not met than the system shall be considered down.
     . Uptime percentage (measured in hours) = (Unscheduled Downtime hours)/(Number of hours in a given month) * 100.

Informational: Aggregate Uptime Table

ANNUAL                                       ... AND IN ONE CALENDAR MONTH, WE
UPTIME   APPROXIMATE DURATION THAT CAN BE    CAN AFFORD TO GO DOWN APPROXIMATELY
RATE     DOWN PER ASTRONOMICAL YEAR.         THIS LONG.
--------------------------------------------------------------------------------
[**]%    [**]                                [**] down.
--------------------------------------------------------------------------------
[**]%    [**]                                [**] down.
--------------------------------------------------------------------------------
[**]%    [**]                                [**] down.
--------------------------------------------------------------------------------
[**]%    [**]                                [**] down.
--------------------------------------------------------------------------------
[**]%    [**]                                [**] down.
--------------------------------------------------------------------------------
[**]%    [**]                                [**] down.
--------------------------------------------------------------------------------
[**]%    [**]                                Down [**]
--------------------------------------------------------------------------------

ASSUMPTIONS

The following assumptions are being made:

     . There is a way to continuously measure and monitor the uptime in a round-trip manner. The proposal for this is included in my "Heart-Beat" monitor definitions.

     . We assume that hardware is sufficiently reliable and do not perform hardware specific tests other than setting up an acceptable selection criteria. The computer hardware we have chosen has a minimum MTBF value of 45,000 hours or greater (approximately 5 years). The system MTBF for the purpose of uptime guarantee shall be based on the minimum MTBF component installed on the entire system. For example, if an Ethernet card has a MTBF of 20,000 hours but the rest of the systems have a MTBF of 100,000 hours then the entire system is deem to fail within 20,000 hours, and we shall reject a choice of such hardware. Under these selection criteria, this author assumes that more than 99.99% of the hardware in the field shall operate continuously.

     . If a recoverable failure occurs on a redundant component, this event shall not be considered a downtime. For example, if a one of the RAID-5 volume goes down, but the system is available, then that is not considered as a system failure so long as we are meeting the Uptime criteria, and we can recover from this condition during the Scheduled downtime. Likewise, if we supply a cluster of redundant servers and one of the server goes down, that is not considered as a downtime so long as the user can access the active server transparently.

Setentor Uptime Performance Guarantee - Confidential - 9/18/2000
November 15, 2000

     . All iSite Server hardware is supplied to the customer as part of the Stentor Service Agreement. The supplied hardware is covered under Stentor's Service Agreement with [**].

          . Only Stentor approved software may be resident on the iSite Server. The presence of non Stentor approved software residing on the iSite Server will invalidate the [**]% uptime guarantee.

          . If the customer is supplying their own hardware for the iSite Server, that hardware must be purchased to Stentor's specification, only Stentor approved software applications may reside on said server, and the customer must provide a [**] service agreement equivalent to Stentor's service agreement with [**].

Setentor Uptime Performance Guarantee - Confidential - 9/18/2000
November 15, 2000

                                    EXHIBIT G

            COMPONENTS OF THE IDX/STENTOR INTEGRATED PRODUCT OFFERING

                                      [**]

IDX Confidential                                                        11/21/00

                                     Page 1